UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 9, 2012
INTELIMAX MEDIA INC.
(Exact name of registrant as specified in its charter)
British Columbia	000-53685	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2320 – 555 West Hastings Street, Vancouver, British Columbia		V6B 4N4
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(604) 742-1111
n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement
Item 3.02	Unregistered Sales of Equity Securities

On February 9, 2012, we granted an aggregate of 2,650,000 stock options to directors, officers, employees and consultants of our company pursuant to our 2011 Stock Plan.  The stock options are exercisable for five years from the date of grant at an exercise price of $0.38 per share.  From the 2,650,000 stock options, we issued 750,000 stock options to Michael Young, a member of our board of directors; 100,000 stock options to Richard Skujins, a member of our board of directors; and 500,000 stock options to Glenn Little, our president and a member of our board of directors.

We issued an aggregate of 2,650,000 stock options to eight (8) non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933), in an offshore transaction relying on Regulation S of the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELIMAX MEDIA INC.

/s/ Glenn Little
Glenn Little
President and Director

Date:  February 15, 2012